UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2020 (March 17, 2020)

OWL ROCK CAPITAL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, 38th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCC	The New York Stock Exchange

Item 1.01 — Entry into a Material Definitive Agreement

On March 17, 2020, ORCC Financing II LLC, a subsidiary of Owl Rock Capital Corporation (the “Company”), entered into the Amendment to Credit Agreement (the “Amendment” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated May 22, 2018 as amended by the amendments dated as of October 10, 2018, dated as of December 20, 2018, dated as of May 30, 2019 and dated as of November 22, 2019 by and among ORCC Financing II LLC, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Document Custodian.  Among other changes, the Amendment extended the reinvestment period and the stated maturity, adjusted the applicable margin for the revolving and term loan commitments, increased the aggregate revolving loan commitments of the Lenders under the Secured Credit Facility from $200 million to $250 million and decreased the aggregate term loan commitments of the Lenders under the Secured Credit Facility from $150 million to $100 million.

The foregoing description is only a summary of certain of the provisions of the Amendment and is qualified in its entirety by the underlying agreement, which will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Borrowings of ORCC Financing II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 — Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Owl Rock Capital Corporation

March 20, 2020	By:	/s/ Alan Kirshenbaum
		Name:	Alan Kirshenbaum
		Title:	Chief Operating Officer and Chief Financial Officer

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